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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 15, 2002
                                                   ----------------


                           York Research Corporation
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               (Exact name of registrant as specified in charter)


      Delaware                         0-72                     06-0608633
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)


              280 Park Avenue, Suite 2700 West, New York, NY 10017

                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212-557-6200)





          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure

On January 15, 2002, York Research Corporation ("York") issued a press release reporting its earnings for the quarter ended November 30, 2001, and reporting that it had filed an answer contesting the previously reported involuntary bankruptcy petition filed against it in the U.S. Bankruptcy Court for the Southern District of New York. A copy of the press release is attached as an exhibit hereto.


         Exhibits:

         Exhibit 1.        Press Release

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                     YORK RESEARCH CORPORATION
                                                     (Registrant)

Date: January 15, 2002                      By:      /s/ MICHAEL TRACHTENBERG
                                                     --------------------------
                                                     Michael Trachtenberg
                                                     Executive Vice President